INTERNATIONAL COMMERCIAL TELEVISION, INC.

2011 INCENTIVE STOCK OPTION PLAN

1.  Purpose.  This 2011 Incentive Stock Option Plan (the “Plan”) of International Commercial Television, Inc. (the “Company”) is for selected employees of the Company and its subsidiaries, is intended to advance the best interests of the Company by providing personnel who have substantial responsibility for the management and growth of the Company and its subsidiaries with additional incentive by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in the employ of the Company or any of its subsidiaries.

2.  Administration.  The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a Committee designated by the Board and consisting of not less than two members of the Board.  If such a Committee is established, the Board shall have the power to add or remove members of the Committee from time to time, and to fill vacancies thereon arising by resignation, death, removal, or otherwise.  A majority of the members of the Board or Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.  In addition, the Board may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.  Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.  All questions of interpretation and application of the Plan shall be subject to the determination of the Board.  The actions of the Board in exercising all of the rights, powers and authorities set out in this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive, and binding on the parties.

3.  Shares Available Under the Plan.  The stock subject to Incentive Stock Options (“Options”) shall be shares of the Company’s Common Stock, .001 par value (the “Common Stock”).  The total number of shares of Common Stock available under the Plan shall not exceed in the aggregate Three Million (3,000,000) shares; provided, that the class and aggregate number of shares which may be subject to grant hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 14 hereof.  Such shares may be treasury shares or authorized but unissued shares.  In the event that any outstanding Option expires or terminates by reason of the death or severance of employment of the optionee, the shares of Common Stock allocable to the unexercised portion of that Option may again be available under the Plan.  If Common Stock is used by an employee pursuant to Section 8 of this Plan to pay the exercise price of an Option, only the net number of shares of Common Stock issued by the Company shall be considered utilized under this Plan.  If shares of Stock are withheld by the Company to pay tax withholding due from the optionee or grantee, the number of such shares withheld shall not be considered utilized under this Plan.

4.  Authority to Grant Options.  The Board in its discretion and subject to the provisions of the Plan, may grant to eligible individuals of the Company or any of its subsidiaries, from time to time, Qualified Options as defined in Section 422 of the Internal Revenue Code (the “Code”) subject to the restrictions contained in Section 422 of the Code.

5.  Eligibility.  The individuals who shall be eligible to participate in the Plan shall be any employee of the Company or its subsidiaries providing key services to the Company or any of its subsidiaries, and any person to whom an offer of employment has been made by the Company or any of its subsidiaries (“Eligible Individuals”).

6.  Option Price.  The price at which shares may be purchased pursuant to an Option (the “Option Price”) shall not be less than the fair market value of the shares of Common Stock on the date the Option is granted.  However, the Board in its discretion may provide that the Option Price shall be more than the fair market value of the shares of Common Stock on the date the Option is granted. Notwithstanding the foregoing, the Option Price for any recipient who is the beneficial owner of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company (an “Affiliate”) shall be not be less than one hundred ten percent (110%) of the fair market value of the shares of Common Stock on the date the Option is granted.  For all purposes of this Plan, the “fair market value” of a share of Common Stock as of any particular date shall mean the average of the closing prices of the Company’s Common Stock for the 10 trading days prior to that date.

7.  Duration of Options.  No Option may be exercisable after the expiration of ten (10) years from the date the Option is granted, and no Option granted to an Affiliate may be exercisable after the expiration of five (5) years from the date the Option is granted (in either case, the “Option Period”).  The Board in its discretion may provide that an Option may be exercisable throughout the Option Period or during any lesser period of time commencing on or after the date of grant and ending on or before the expiration of the Option Period.

8.  Exercise of Options.  An optionee may exercise an Option by delivering to the Company a written notice stating (i) that the optionee wishes to exercise the Option on the date notice is delivered, (ii) the number of shares of Common Stock with respect to which the Option is to be exercised, (iii) the address to which the certificate representing the shares of Common Stock should be mailed, and (iv) the social security number of the optionee.  In order to be effective, the written notice shall be accompanied by (i) payment of the Option Price of the shares of Common Stock and (ii) payment of an amount of money necessary to satisfy the withholding tax liability, if any, that may result from the exercise of the Option.  Each payment shall be made by cash or by check drawn on a national banking association and payable to the order of the Company in United States dollars.

At the discretion of the Board, Options granted may allow payment of the Option Price by receiving from the Company the number of shares equal to (i) the number of shares as to which the Option is being exercised, less (ii) the number of shares having a fair market value equal to the Option Price

9.  Transferability of Options.  Options shall not be transferable other than by will or the laws of descent and distribution, except as may be allowed from time to time under Section 422 of the Internal Revenue Code.

10.  Termination of Employment or Death of Optionee.  Except as may be otherwise expressly provided in any Option granted hereunder, each Option, to the extent not previously exercised, shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of the severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death or disability of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of severance of employment.  Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

In the event of severance because of the disability of the holder of any Option while in the employ of the Company and before the date of expiration of the Option, the Option shall terminate on the earlier of the date of expiration or one day less than one year following the date of severance because of disability, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of severance because of disability.

In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of the Option, the Option shall terminate on the earlier of the date of expiration or one day less than one year following the date of death.  After the death of the optionee, the executors, administrators or any person or persons to whom the Option was transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the expiration of an Option, to exercise the option in whole or in part, without regard to any limitation the optionee would have been subject to had he exercised the option on the day of his death while in employment.

11.  Requirements of Law.  The Company shall not be required to sell or issue any shares under any Option if the issuance of those shares would constitute a violation by the optionee, recipient, or the Company of any provisions of any law or regulation of any governmental authority.  Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board or the Board shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no Option may be exercised in whole or in part unless the listing, registration, qualification, consent, approval or representations has been effected or obtained free of any conditions not acceptable to the Board.  If required at any time by the Board, an Option may not be exercised until the optionee or recipient has delivered an investment letter to the Company.  In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) (the “1933 Act”), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Board has received evidence satisfactory to it to the effect that the holder of the Option will not transfer the shares except pursuant to a registration statement in effect under the 1933 Act or unless an opinion of counsel satisfactory to the Board has been received by the Company to the effect that registration is not required.  Any determination in this connection by the Board shall be final, binding and conclusive.  If the shares issuable on exercise of an Option are not registered under the 1933 Act, the Company may imprint on the certificate for the shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the 1933 Act:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

The Company may, but shall not be obligated to, register any securities covered hereby pursuant to the 1933 Act (as now in effect or as hereafter amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing these shares.  The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option to comply with any law or regulation of any governmental authority.

12.  No Rights as Shareholder.  No optionee shall have rights as a shareholder with respect to shares covered by an Option until the date of issuance of a stock certificate for the shares; and, except as otherwise provided in Paragraph 14 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of the certificate.

13.  Employment Obligation.  The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any optionee; and the right of the Company to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an Option has been granted to him.

14.  Changes in the Company’s Capital Structure.  The existence of outstanding Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in a manner so as to entitle an optionee or a grantee to receive, upon exercise of an Option, for the same aggregate cash consideration the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) he would have held after adjustment if he had exercised his Option immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining shareholders to be affected by the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) shall be adjusted by substituting for the total number and class of shares of stock then reserved, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, those other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment.  Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

After a merger of one or more corporations into the Company, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is the surviving corporation, each optionee, at no additional cost, shall be entitled to receive (subject to any required action by stockholders), upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be exercisable, the number and class of shares of stock or other securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger or consolidation such holder had been the holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be exercised and, if as a result of the merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any vesting requirements set forth in any Option so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board shall be exercisable in full; or (iii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (subject to any vesting requirements, unless waived) during a 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

15.  Amendment or Termination of Plan.  The Board may at any time alter, suspend or terminate the Plan, but except in accordance with the provisions of Paragraph 14 hereof, no change shall be made which will have a material adverse effect upon any Option previously granted unless the consent of such grantee is obtained.

16.  Forfeitures.  Notwithstanding any other provisions of this Plan, if the Board finds by a majority vote after full consideration of the facts that the employee, before or after termination of his employment with the Company or its subsidiaries for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or its subsidiaries, which conduct damaged the Company or its subsidiaries, or disclosed trade secrets of the Company or its subsidiaries, or (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or its subsidiaries without the written consent of the Company or its subsidiaries, the employee shall forfeit all outstanding Options which are not fully vested, including all rights related to such matters, and including all unexercised Options to which he may be entitled, and other elections pursuant to which the Company has not yet delivered a stock certificate.  Clause (b) shall not be deemed to have been violated solely by reason of the employee’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Board as to the cause of the employee’s discharge, the damage done to the Company or its subsidiaries, and the extent of the employee’s competitive activity shall be final.  No decision of the Board, however, shall affect the finality of the discharge of the employee by the Company or its subsidiaries in any manner.  To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Board that no action forbidden by this provision has been raised for their determination.

17.  Tax Withholding.  The Company or any of its subsidiaries shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state, or local tax law to be withheld with respect to the grant, exercise, or vesting, as appropriate, of an Option. In the alternative, the Company may require the employee (or other person exercising the Option) to pay the sum directly to the employer corporation.  If the employee (or other person) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within five (5) days after the date of exercise.  The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise or vesting.  The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

18.  Written Agreement.  Each Option granted hereunder shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed herein, and shall be signed by the optionee or grantee and by an appropriate officer of the Company for and in the name and on behalf of the Company.  Each agreement shall contain other provisions which the Board in its discretion shall deem advisable.

19.  Governing Law and Interpretation.  This Plan shall be governed by the laws of the Commonwealth of Pennsylvania.  Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.  It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.  The Board and the Board each may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

20.  Effective Date of Plan.  The Plan shall become effective upon adoption by the Board of Directors of the Company (the “Effective Date”) and shall terminate on the 10th anniversary of the Effective Date.  No Option shall be granted pursuant to the Plan after the 10th anniversary of the Effective Date.

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